EXHIBIT 10.4

***  Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.  A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 03

EFFECTIVE JUNE 18, 2010

TO

PROFESSIONAL SERVICES AGREEMENT

FOR

TXU ENERGY'S
2009 iTHERMOSTAT PROGRAM
AN INTERNET BASED LOAD MANAGEMENT SYSTEM
WITH ZIGBEE HOME AREA NETWORK

BY AND BETWEEN

COMVERGE INC.

AND

TXU ENERGY RETAIL COMPANY LLC

DATED APRIL 15, 2009

CONTRACT NO. C 0600559 C

Redacted Agreement

No. С 0600559 C
AMENDMENT NO. 03

The Effective Date of the Amendment (this “Amendment”) is June 18, 2010.	EFFECTIVE DATE

This Amendment modifies, alters or changes specific terms and conditions of Contract No. C 0600559 C (“Аgreement”) that exists between the parties hereto. Except as modified in this Amendment or previous amendments, the Agreement will remain in full force and effect.
PURPOSE
The Agreement is modified as follows:	MODIFICATIONS
A new Statement of Work in the form of Exhibit A to this Amendment is incorporated into the Agreement and shall constitute as statement of Work, as such term is defined in the Agreement.	NEW STATEMENT OF WORK NO. 3

The parties have signed this Amendment acknowledging their agreement to its provisions as of the Effective Date.

Comverge Inc.                                                                           TXU Energy Retail Company LLC

By:              /s/ Ed Myszka                                                        By:           /s/ Michael Grasso
Name:         Ed Myszka                                   Name:       Michael Grasso
Title:           COO                                                                Title:         CMO

EXHIBIT А
STATEMENT OF WORK # 3

BIS/CARE Integration
Enrollment and Scheduling Web Services

General; Description of Work

The Work to be completed by CONTRACTOR under this Statement of Work (the “Project”) shall be as set forth herein.

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Without limiting the generality of the foregoing, CONTRACTOR shall provide the Work specified below.

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